Supplement to the
Fidelity® U.S. Treasury Money Market Fund, Fidelity Government Money Market Fund, and Fidelity Money Market Fund
June 29, 2007
Prospectus

The following information replaces similar information found under the "Valuing Shares" heading in the "Fund Basics" section beginning on page 11.

Each fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, each fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for each fund's portfolio instruments are open, and each fund's management believes there is an adequate market to meet purchase and redemption requests.

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

SMF-08-01 February 15, 2008
1.713587.115